SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                FORM 8-K/A


                    AMENDMENT TO APPLICATION OR REPORT
               Filed Pursuant to Section 12, 13 of 15(d) of
                    THE SECURITIES EXCHANGE ACT OF 1934


                          HARROW INDUSTRIES, INC.
            (Exact name of registrant as specified in charter)


                              AMENDMENT NO. 1


The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K relating to events occurring on January 4, 1995 as set forth in the pages attached hereto.

(List all such items, financial statements, exhibits of other portions amended)

     Item 7. Financial Statements, pro forma financial information and exhibits

        (a)  Financial statements of business acquired

        (b)  Pro forma financial information

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


HARROW INDUSTRIES, INC.


Date       March 17, 1995          By             /s/  Gary L. Humphreys
                                                  Gary L. Humphreys
                                                  Vice President & Corporate
                                                   Controller
                                                  (Chief Accounting Officer)

Item 7. Financial Statements, Pro Forma Condensed Consolidated Financial Statements and Exhibits

     (a) Financial statements of business acquired are attached hereto.

     (b)  Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma financial statements present the historical consolidated financial statements of the Registrant adjusted for the acquisition of Recognition System, Inc. (RSI). The accompanying unaudited pro forma condensed consolidated balance sheet and statement of operations assume the acquisition was completed at the beginning of fiscal 1994. Prior to the acquisition, RSI had a fiscal year end of March 31. The historical RSI amounts included on the pro forma statement of operations represent unaudited income and expense for the twelve months ended November 27, 1994. These pro forma financial statements are not necessarily indicative of the results of operations which would have actually been obtained had the acquisition occurred at the beginning of fiscal 1994 or the financial position which would have been obtained had the acquisition occurred on that date.


[CAPTION]        HARROW INDUSTRIES, INC. AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                             NOVEMBER 27, 1994





                   Harrow        Recognition     Pro Forma   Pro Forma
                   Industries,   Systems, Inc.   Adjustments Consolidated
                   Inc. and                      (Unaudited) (Unaudited)
                   Subsidiaries


[S]                           [C]           [C]      [C]           [C]

Assets
Current Assets:
     Cash and cash equivalents
                               $919,000     $897,000 $10,000,000 (1)
                                                     (10,453,000)(2)
                                                         142,000 (3) $ 1,505,000


    Accounts receivable     17,484,000    729,000                     18,213,000
     Inventories            11,461,000    202,000                     11,663,000
     Other current assets    1,366,000     14,000                      1,380,000
                            31,230,000  1,842,000      (311,000)      32,761,000

Property, plant and equipment:
     Cost                   41,196,000     62,000                     41,258,000
     Less allowances for
      depreciation          22,422,000     34,000                     22,456,000
                            18,774,000     28,000                     18,802,000

Other assets:
     Intangible assets       4,942,000              9,734,000(2)
                                                     (381,000)(3)     14,295,000
     Prepaid pension costs   5,623,000                                 5,623,000
     Other                     809,000                                   809,000
                            11,374,000              9,353,000         20,727,000
                           $61,378,000   1,870,000  9,042,000         72,290,000

Liabilities and stockholders' equity (deficit)
Current liabilities:
     Accounts payable       9,482,000      205,000                    9,687,000
     Accrued expenses       5,289,000      186,000                    5,475,000
                           14,771,000      391,000                   15,162,000

Long-term debt             45,005,000              10,000,000(1)     55,005,000
Other noncurrent liabilities5,332,000                 760,000(2)
                                                      (74,000)(3)     6,018,000
Stockholders' equity (deficit):
     Junior preferred stock     4,000                                     4,000
     Common stock              11,000   1,075,000 (1,075,000)(2)         11,000
     Additional paid-in
      capital               4,006,000    (494,000)   494,000(2)       4,006,000
     Retained earnings      6,485,000     898,000   (898,000)(2)
                                                    (165,000)(3)      6,320,000

     Accumulated translation
      adjustments (deduct)  (128,000)                                 (128,000)
     Deficit arising from
      restructuring
      transactions       (14,108,000)                              (14,108,000)
                          (3,730,000)    1,479,000  (1,644,000)     (3,895,000)
                         (61,378,000)    1,870,000   9,042,000      72,290,000
[/TABLE]

                    HARROW INDUSTRIES, INC. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
OPERATIONS

                          Year Ended November 27, 1994

                  Harrow           Recognition     Pro Forma       Pro Forma
                  Industries, Inc. Systems, Inc.   Adjustments     Consolidated
                  and Subsidiaries                 (Unaudited)     (Unaudited)


Net sales          139,393,000      3,300,000                        142,693,000
 Cost of products
  sold              93,076,000        999,000                         94,075,000
 Gross margin       46,317,000      2,301,000                         48,618,000

Selling,
administrative and
general expenses    37,558,000      1,058,000         381,000(1)      38,997,000
 Operating income    8,759,000      1,243,000        (381,000)         9,621,000

Other expenses (income):
 Interest expense    6,313,000                      1,012,000(2)       7,325,000
 Interest income       (66,000)       (19,000)         24,000(3)        (61,000)
     Other             (79,000)                                         (79,000)
                     6,168,000        (19,000)      1,036,000          7,185,000
Earnings before
 income taxes        2,591,000      1,262,000      (1,417,000)         2,436,000

Income taxes           976,000        498,000        (488,000)(4)        986,000
Net earnings     $   1,615,000     $  764,000     $  (929,000)       $ 1,450,000

Earnings
 attributable to
 common stock        1,415,000                                      $  1,250,000

Net earnings
 per share               $1.29                                           $1.14


See notes to pro forma financial statements.






             HARROW INDUSTRIES, INC. AND SUBSIDIARIES

            NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

                             November 27, 1994


Note A - Basis of Presentation

The accompanying unaudited pro forma financial statements should be read in conjunction with the consolidated financial statements and related notes of Harrow Industries, Inc. (the "Company") and subsidiaries for the year ended November 27, 1994 included in the Annual report on Form 10-K filed with the Securities and Exchange Commission and the financial statements of Recognition Systems, Inc. ("RSI") filed herewith under item 7(a). Certain financial information which is normally included in financial statements prepared in accordance with generally accepted accounting principles, but is not required for pro forma financial statements has been condensed or omitted. The accompanying pro forma financial statements are unaudited but, in management's opinion, all adjustments, consisting of normal recurring adjustments and pro forma adjustments necessary for a fair presentation, have been reflected therein.

Note B - Pro Forma Adjustments

The adjustments to the pro forma balance sheets as of November 27, 1994 are described as follows:

     (1) To reflect proceeds from borrowings under the Company's revolving credit agreement.

     (2) To reflect the acquisition of RSI for cash of $10,453,000 including related transaction expenses and the resulting purchase price allocation adjustments assuming the acquisition occurred as of the beginning of fiscal 1994.

     (3) To reflect the impact of the pro forma adjustments to the statement of operations for the fiscal year ended November 27, 1994.

The adjustments to the pro forma statement of operations for the year ended November 27, 1994 are described as follows:

     (1) To reflect amortization of patents and goodwill on a straight-line basis over 10 1/3 years and 40 years, respectively.

     (2) To reflect interest expense at prime (8.5% at November 27, 1994) plus 1 5/8% on long-term debt used to finance the acquisition of RSI.

     (3) To reflect reduction in interest income on existing cash equivalents used in the acquisition of RSI.

     (4) To reflect income tax effect of pro forma adjustments (excluding goodwill amortization) using an effective tax rate of 40%.


Financial Statements

Recognition Systems, Inc.

Years ended March 31, 1994 and 1993
Recognition Systems, Inc.

                           Financial Statements


                    Years ended March 31, 1994 and 1993





                                 Contents


Report of Independent Auditors. . . . . . . . . . . . . . .


Audited Financial Statements. . . . . . . . . . . . . . . .

Balance Sheets. . . . . . . . . . . . . . . . . . . . . . .. . .
Statements of Operations and Retained Earnings. . . . . . .
Statements of Cash Flows. . . . . . . . . . . . . . . . . .
Notes to Financial Statements . . . . . . . . . . . . . . .

                Report of Independent Auditors


Board of Directors
Recognition Systems, Inc.

We have audited the accompanying balance sheets of Recognition Systems, Inc. as of March 31, 1994 and 1993, and the related statements of operations and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these Financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Recognition Systems, Inc. at March 31,1994 and 1993, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                          /s/ Ernst & Young LLP
November 17,1994

                         Recognition Systems, Inc.

                              Balance Sheets
                                                             March 31
                                                     1994              1993

Assets
Current assets:
  Cash and cash equivalents                  $  841,702          $512,594
  Trade accounts receivable                     253,973           203,047
  Inventories                                   145,577            90,935
  Other current assets                           12,639            19,055
Total current assets                          1,253,891           825,631

Fixed assets:
  Machinery and equipment                        43,923            27,069
  Furniture and fixtures                          7,151              6,256
                                                 51,074             33,325
Less accumulated depreciation                    28,153             20,290
                                                 22,921             13,035
                                             $1,276,812          $838,666

                                                        March 31
                                                1994              1993
Liabilities and shareowners' equity
Current liabilities:
  Accounts payable                         $    26,224          $ 17,917
  Salaries, wages and other compensation       166,413           126,713
  Income taxes                                  79,420           110,847
Total current liabilities                      272,057           255,477

Shareowners' equity:
  Common stock, $1 par value:
    Authorized - 10,000,000 shares
    Issued and outstanding - 1,074,833 shares  1,074,833        1,074,833
  Excess of par value over invested capital
        (deduct)                                (855,778)        (855,778)
  Retained earnings                              785,700          364,134
                                               1,004,755          583,189
                                              $1,276,812       $  838,666

See accompanying notes of financial statements.

                         Recognition Systems, Inc.

              Statements of Operations and Retained Earnings


                                                      Year ended March 31
                                                 1994                  1993

Net sales                                     $2,152,092          $1,371,123
Cost of products sold                            705,350              491,612
Gross margin                                   1,446,742              879,511

Selling, general and administrative expenses     765,400             471,370
Earnings before income taxes                     681,342             408,141

Income taxes (Note B)                            259,776             159,419
Net earnings                                     421,566             248,722

Retained earnings at beginning of year           364,134             115,412
Retained earnings at end of year                $785,700            $364,134

See accompanying notes to financial statements.

                         Recognition Systems, Inc.

                         Statements of Cash Flows

                                                  Year ended March 31
                                              1994                   1993

Operating activities
Net earnings                                $421,566              $248,722
Adjustments to reconcile net earnings to
  net cash provided by operating activities:
    Depreciation                               7,862                  5,258
    Changes in operating assets and liabilities:
     Trade accounts receivable                  (50,926)              (98,717)
     Inventories                                (54,642)               (4,058)
     Other current assets                         6,416                (8,052)
     Accounts payable                             8,307                 7,989
     Other current liabilities                    8,273               108,097
  Net case provided by operating activities     346,856               259,239

Investing activities
Equipment purchases                             (17,748)               (6,777)
Increase in cash and cash equivalents           329,108               252,462

Cash and cash equivalents at beginning of year  512,594               260,132
Cash and cash equivalents at end of year        841,702              $512,594

() Denotes reduction in cash and cash equivalents.


See accompanying notes to financial statements.
                         Recognition Systems, Inc.

                       Notes to Financial Statements

                          March 31, 1994 and 1993

Note A - Summary of Significant Accounting Policies

Cash Equivalents

Cash equivalents consist of money market accounts.

Inventories

Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out method.

Fixed Assets

Fixed assets are stated on the basis of cost and include expenditures for major renewals and betterments. Normal repairs and maintenance are expensed as incurred.

Depreciation is computed primarily using the straight-line method at rates designed to amortize the costs of such assets over their estimated useful lives.

Income Taxes

The provision for income taxes is based on the earnings reported in the financial statements. The Company's policy is to recognize a deferred income tax asset or liability, if any, determined by applying currently enacted tax laws and rates to the cumulative temporary differences between the carrying value of assets and liabilities for financial statement and income tax purposes. Deferred income tax expense (credit) is measured by the change in the net deferred income tax asset or liability accounts during the year.

                         Recognition Systems, Inc.

                 Notes to Financial Statements (continued)


Note B--Income Taxes

The provisions for income taxes consist of the following:

                                                      Year ended March 31
                                                      1994           1993
Currently payable:
   Federal                                             $201,179    $121,261
   State                                                 58,597       38,158
                                                       $259,776      $159,419

There are no significant temporary differences between the carrying value of assets and liabilities for financial reporting and income tax purposes. The Company had income tax credits of $6,900 in 1994 and $4,900 in 1993, which were recognized in calculating the federal income tax provision.

The Company made net cash income tax payments of $291,203 in 1994 and $30,120 in 1993.

Note C - Leases

The Company rents manufacturing and office space under an operating lease agreement expiring on October 31, 1995. The agreement, which was amended effective September 1, 1994 to provide additional space, requires the lessor to pay property taxes, insurance and other occupancy costs.

At March 31, 1994 future rental commitments under the lease, as amended, are as follows:

1995                                                              $63,518
1996                                                               34,260

Total rent expense for the years ended March 31, 1994 and 1993 was $56,208 and $36,601, respectively.